UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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NEXTGEN HEALTHCARE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NextGen Healthcare Sets the Record Straight

Company Files Presentation Correcting the Many Misleading, False Statements that Sheldon Razin Continues to Make in His Attempt to Take De Facto Control of the Company and Serve His Self-Interests

Board Urges Shareholders to Vote “FOR” ALL Proposals Listed on the WHITE Proxy Card, Including Each of NextGen Healthcare’s Highly Qualified Director Nominees

ATLANTA – Sept. 28, 2021 – NextGen Healthcare, Inc. (Nasdaq: NXGN), a leading provider of ambulatory-focused technology solutions, today announced that it has filed an investor presentation with the U.S. Securities and Exchange Commission in connection with its 2021 Annual Meeting of Shareholders (“Annual Meeting”). The presentation is also available at www.nextgen.com/annual-meeting, along with additional shareholder information regarding the Annual Meeting.

The NextGen Healthcare Board of Directors issued the following statement:

NextGen Healthcare has never been better positioned for significant, sustainable growth and value creation. Over the past five years, we have transformed NextGen Healthcare into a market leader with a winning platform, highly satisfied clients and exceptionally engaged employees. Our record revenues and strong momentum in recurring revenues demonstrate the success our sales force and commercial growth team is achieving. We appreciate the work and dedication of all employees across the organization. With David Sides as the Company’s new CEO, we are confident we have the right team, solutions portfolio and operating and financial foundation we need to be not just a market leader, but a market shaper.

Rather than support this progress and enable management to fully focus on the business, Sheldon Razin and his dissident director candidate continue to pursue his disruptive proxy fight, in an effort to take de facto control of the Company. Make no mistake – Sheldon’s proxy fight is about self-preservation and self-enrichment. We are providing this additional presentation to correct the record because our shareholders deserve the facts and the truth behind Sheldon’s bid for control of four of the nine seats on the NextGen Healthcare Board.

NextGen Healthcare urges shareholders to discard any blue proxy cards they receive from Sheldon Razin and vote “FOR” ALL proposals listed on the WHITE proxy card, including voting to elect NextGen Healthcare’s nine highly qualified director nominees and our proposals to reincorporate in Delaware and eliminate cumulative voting.

Time is short. Please vote now in order to have your vote recorded promptly. Simply follow the instructions to vote by Internet on your WHITE proxy card or WHITE voting instruction form from your bank or brokerage firm. If you get email delivery of your proxy materials, the email will contain a link or instructions on how to vote your shares.

Important:

Approving the reincorporation and cumulative voting proposals will effectively result in giving NextGen Healthcare shareholders the opportunity to vote “FOR” ALL candidates on the NextGen Healthcare slate of nine director nominees under plurality voting, which is a “one share, one vote” standard. Only the nine nominees with the most votes will be elected. Eliminating cumulative voting is good governance and provides important benefits, including ensuring that a dissident minority shareholder like Sheldon is unable to cumulate shares and vote as a block and override the will of the majority to elect all nine nominees.

Any shareholder with questions about the Annual Meeting or in need of assistance in voting their shares should contact:

NXGNproxy@mackenziepartners.com

Toll-Free: (800) 322-2885

Information about the meeting is also available at www.nextgen.com/annual-meeting

About NextGen Healthcare, Inc.

NextGen Healthcare, Inc. (Nasdaq: NXGN) is a leading provider of ambulatory-focused technology solutions. We are empowering the transformation of ambulatory care—partnering with medical, behavioral and dental providers in their journey to value-based care to make healthcare better for everyone. We go beyond EHR and PM. Our integrated solutions help increase clinical productivity, enrich the patient experience, and ensure healthy financial outcomes. We believe in better. Learn more at nextgen.com, and follow us on Facebook, Twitter, LinkedIn, YouTube and Instagram.

Certain Information Concerning the Participants

NextGen Healthcare has filed a definitive proxy statement and supplement to the proxy statement (the “Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card attached to the Supplement, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENT (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplement.

Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplement, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885.

Forward Looking Statements

This communication may contain forward-looking statements within the meaning of the federal securities laws, including but not limited to, statements regarding future events including but not limited to the COVID-19 pandemic, developments in the healthcare sector and regulatory framework, the Company’s future performance, as well as management’s expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue, net income, and earnings per share). Risks and uncertainties exist that may cause the results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements and additional risks and uncertainties are set forth in Part I, Item A of our most recent Annual Report on Form 10-K and subsequently filed Quarterly Reports on Form 10-Q, including but not limited to: volatility and uncertainty in the global economy, financial markets and on our customers in light of the continuing COVID-19 pandemic, including the potential (i) slowdown or shutdown of preventive and elective medical procedures, (ii) delay in the contracting for additional products and services by our customers and (iii) delay in the sales cycle for new customers; a determination by the jury that the Company has liability in litigation advanced by a former director and shareholder; the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; uncertainties related to the future impact of U.S. tax reform; the impact of governmental and regulatory agency investigations; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company’s ability or inability to attract and retain qualified personnel; the impact of any proxy contest at the 2021 Annual Meeting of Shareholders; possible regulation of the Company’s software by the U.S. Food and Drug Administration; changes of accounting estimates and assumptions used to prepare the prior periods’ financial statements; disruptions caused by acquisitions of companies, products, or technologies; the extent to which the COVID-19 pandemic and measures taken in response thereto could adversely affect our financial condition and results of operations; and general economic conditions. A significant portion of the Company’s quarterly sales of software product licenses and computer hardware is concluded in the last month of a fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company’s revenues and operating results are very difficult to forecast. A major portion of the Company’s costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company’s period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. These forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact

Tami Stegmaier

(949) 237-6083

tstegmaier@nextgen.com

Barrett Golden / Sharon Stern

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

nextgen-jf@joelefrank.com

Investor Relations Contact

Matthew Scalo

(415) 370-9202

mscalo@nextgen.com

Additional Investor and Analysts Contacts:

Laurie Connell

(212) 378-7071

lconnell@mackenziepartners.com

Daniel Burch

(212) 929-5748

dburch@mackenziepartners.com

###

Setting the Record Straight

Legal Disclosures Certain Information Concerning the Participants NextGen Healthcare has filed a definitive proxy statement and supplement to the proxy statement (the “Supplement”) with the U.S. Securities and Exchange Commission (the “SEC”), together with the associated WHITE proxy card attached to the Supplement, in connection with the solicitation of proxies for NextGen Healthcare’s 2021 Annual Meeting of Shareholders (the “Definitive Proxy Statement”). WE URGE SHAREHOLDERS TO READ THE DEFINITIVE PROXY STATEMENT AND SUPPLEMENT (INCLUDING ANY OTHER AMENDMENTS OR SUPPLEMENTS TO SUCH PROXY STATEMENT) AND ANY OTHER RELEVANT DOCUMENTS THAT NEXTGEN HEALTHCARE WILL FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. NextGen Healthcare and certain of its directors and executive officers are participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of NextGen Healthcare’s directors and executive officers and their respective interests in NextGen Healthcare by security holdings or otherwise are set forth in the Definitive Proxy Statement and Supplement. To the extent holdings of such participants in NextGen Healthcare’s securities are not reported, or have changed since the amounts described, in the Definitive Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of NextGen Healthcare’s Board of Directors for election at the 2021 Annual Meeting are included in the Definitive Proxy Statement and Supplement. Shareholders will be able to obtain, free of charge, copies of the Definitive Proxy Statement, Supplement, any other amendments or supplements thereto and any other documents when filed by NextGen Healthcare with the SEC in connection with the Annual Meeting at the SEC’s website (http://www.sec.gov), at NextGen Healthcare’s website (https://investor.nextgen.com), by emailing NXGNproxy@mackenziepartners.com or by calling MacKenzie Partners at (800) 322-2885 Forward Looking Statements This presentation and the accompanying oral statements may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue and net income), are forward-looking statements within the meaning of these laws and involve a number of risks and uncertainties. Management believes that these forward-looking statements are reasonable and are based on reasonable assumptions and forecasts, however, undue reliance should not be placed on such statements that speak only as of the date hereof. Moreover, these forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; business disruption due to the COVID-19 pandemic or other future public health epidemics; impact of incentive payments under The American Recovery and Reinvestment Act on sales and the ability of the Company to meet continued certification requirements; impact of the patient access and information blocking provisions of the 21st Century Cures Act; the development by competitors of new or superior technologies; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; product liability; changing economic, political or regulatory influences in the health-care industry; the effectiveness of M&A strategies and integration efforts; changes in product-pricing policies; availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; disruptions caused by corporate restructuring plans and business strategy shifts; possible regulation of the Company's software by the U.S. Food and Drug Administration; uncertainties concerning threatened, pending and new litigation against the Company including related professional services fees; uncertainties concerning the amount and timing of professional fees incurred by the Company generally; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; general economic conditions; and the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission.

Fact: Sheldon’s Fight is About Self-Preservation, Advancing His Self-Interests and Taking De Facto Control Sheldon is a 47-year tenured director If the Company’s proposals are approved, Sheldon will no longer have the ability to preserve his Board seat, and that of another, in perpetuity Sheldon’s assertion that he now favors investment in the business is disingenuous During his tenure as Chair, the Company paid out $400M in dividends, $71M of which went to Sheldon Sheldon has supported virtually every decision the Board has made, except for those related to reinstituting his dividends, equity compensation for management and employees, and Lance as CEO He has repeatedly derailed Board conversations, arguing that the Company should reinstitute his dividends Although Sheldon dropped two of his six candidates just days after launching his proxy contest, don’t be fooled. He’s wanted to take control from the start and is still trying to take de facto control now We believe that Shelly Razin (sic) had been pulling too much cash out of the business to create passive income for himself...in our view these dividend payments should have been R&D dollars and investment dollars going back into the business” May 30, 2017 “

Fact: The Only Unmitigated “Power” is Sheldon’s Ability to Appoint Himself and Another Director Indefinitely The Board is comprised of independent thinkers who are committed to acting in the best interests of ALL shareholders Of the Board’s nine director nominees, five are new to the Board since 2017. Four were nominated for the first time this Annual Meeting. If elected, these five directors will constitute a majority of the Board Sheldon continues to rely on the ability to cumulate his votes to elect himself as director and preserve his seat on the Board indefinitely If Sheldon were truly interested in “resetting the balance of power,” he would support the nomination of new Board directors and the elimination of cumulative voting Sheldon believes the Board runs the Company because that is how he ran it over his 47-year tenure. He protected underperforming management because it fortified his position and power as Chair

Fact: NextGen Healthcare Had a NEGATIVE Total Shareholder Return Over Sheldon's Last 5 Years as Chair



-54%
NXGN
ATHN: +308%
CERN: +179%
R2K Value: +46%
CPSI: -14%
MDRX: -28%
NXGN: -54%
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Under Sheldon, NextGen Healthcare underperformed its HCIT peers.
In contrast, the Company outperformed HCIT peers under new leadership nextgen healthcare

5

Fact: Under New Leadership, Highly Valued Recurring Revenues Have Increased Substantially 91%+* 80% * % of FY21 Total Revenue Revenue Growth Dividend Yield Revenue Growth vs. Dividend Yield (FY06 – FY16) SaaS-based recurring revenues drive better margins long-term, enhance revenue predictability and increase “stickiness” with clients. Our organic revenue growth recently set a new record and is accelerating with a clear line of sight to 6% to 8% revenue growth by 2024 Declining Revenue Growth Under Sheldon Increase in Total Recurring Revenue Under New Leadership ($M) From FY12, Sheldon protected dividends while the Company’s revenue growth and stock price plummeted

Fact: Strategic M&A Has Provided New Capabilities and Unlocked High-Growth Markets Of the investments and M&A Sheldon pursued, most were failures $77M+ in write-offs Underperforming hospital business, which needed to be sold “NGNow” was discontinued Sheldon’s capital allocation favored dividends and left the Company unable to compete New leadership has implemented successful M&A strategy Surrounded our core offerings with solutions our clients need to succeed in the evolving Healthcare market, e.g., mobile, population health analytics, patient engagement and telehealth Provided access to new large and growing markets — 10%+ CAGR Generated $100M+ in new revenues The Company has no debt, generates $300M+ in free cash flow and benefits from a strong balance sheet “We estimate recurring subscription bookings were in excess of $21 million, up $4M+ or 26% Y/Y, with the majority of this growth stemming from the acquired businesses.” May 25, 2018 “Entrada acquisition expands Nextgen's competitive advantage.” May 19, 2017 “NXGN, in particular, has seen significant traction with its own embedded telehealth solution -- built from its acquisition of Otto Health (December 2019).” September 20, 2021 What Analysts are Saying

Fact: Sheldon Lost His Chairmanship Because He Tried to Sell the Company Without Board Authorization In 2015, NextGen Healthcare’s business was deteriorating. Revenues and earnings were in decline Faced with this reality, Sheldon secretly tried to sell the Company without Board authorization Sheldon’s actions were confirmed by an independent investigation conducted by outside legal counsel Despite his governance failure there was no way to remove Sheldon from the Board because of cumulative voting Sheldon resigned as Chair at the Board’s urging and was conferred the ceremonial title of Chairman Emeritus Sheldon did not know how to fix the business then — and does not know how to fix it now

Fact: The Board Embraces Diversity. Sheldon Does Not There was little diversity on the Board or on the executive leadership team when Sheldon was Chair Sheldon voted AGAINST: Julie Klapstein’s appointment as NextGen Healthcare's first female director to the Board despite her significant expertise, including 30 years of experience in the healthcare IT Dr. Pamela Puryear’s nomination to this year’s director slate despite her expertise in driving value through human capital management, organizational transformation, innovation and operational excellence within the healthcare industry Just this year, Sheldon was issued a formal letter of censure for inappropriate comments he made while interviewing two diverse director candidates Four of the Board’s director nominees are diverse across race and gender The Board’s new director nominees were recruited as part of a purposeful refreshment process that began more than a year ago, assisted by Spencer Stuart, to add new directors who bring relevant expertise and diverse thoughts and perspectives 1/3 of the management team is diverse across race, gender and LGBTQ+

Fact: Sheldon’s Nominees Do Not Have Healthcare Experience Lance Rosenzweig from Sheldon Razin’s Definitive Proxy Support.com, provider of customer and technical support solutions and security software (recently merged with bitcoin mining company Greenbridge) Boingo Wireless, wireless internet and cellular services provider Startek, business process outsourcing company Marlin Operations Group, solutions that meet business and liquidity needs Aegis USA, business process outsourcing company PeopleSupport, business process outsourcing company Kenneth Fearn from Sheldon Razin’s Definitive Proxy McKinsey & Company for two years JP Morgan & Co. (undisclosed position or tenure) Braemar Hotels & Resorts, real estate investment trust American Hotel and Lodging Association, representing all segments of the U.S. lodging industry Black Hotel Owners, Operators and Developers, organization advocating for minority ownership and development in the hotel and hospitality industry Marriott International Ruby Sharma from Sheldon Razin’s Definitive Proxy Largely Functional, Duplicative Experience RNB Strategic Advisors, strategic advisory firm Ernst & Young, professional services network Arthur Andersen, provided auditing, tax and consulting services Grant Thornton, independent accounting and consulting Haines Watts, accountants and business advisors Penn Medicine Princeton Health, provider of healthcare services Sheldon Razin 47-Year Founder, Director Not all experience is relevant experience A 47-year tenured director with outdated views, and director candidates with real estate, hospitality, lodging / hotels and bitcoin mining are NOT relevant qualifications and experience

Fact: Despite Sheldon’s Insistence, Lance Rosenzweig is Not Qualified to Be CEO of NextGen Healthcare “Individual investors have found their next short-squeeze target in little-known software company Support.com Inc...Investors on social-media platforms have recently discussed the potential for setting up a short squeeze…. Sheldon has routinely advocated for Lance to be appointed CEO of the Company Lance has routinely voted in support of Sheldon and advocated for Sheldon’s views in the boardroom Lance has no healthcare experience other than his board experience at NextGen Healthcare Like Sheldon’s record at NextGen Healthcare, Lance’s record at Support.com is not based on business fundamentals. Support.com is a meme stock whose stock price performance reflects a short squeeze We are concerned that if Sheldon remains on the Board, he will seek to replace David Sides with Lance as CEO August 30, 2021

Fact: Board’s Thoughtful Succession Process Resulted in Powerhouse Management Team and World Class CEO Key hires over the past several years have resulted in a proven management team with the vision and expertise needed to advance our strategy and ensure we deliver results The strength of this team and talent pipeline drove the decision to establish an Executive Leadership Committee to support the Company and ensure a smooth transition during the search for a new CEO With the assistance of Spencer Stuart, we evaluated a number of highly qualified internal and external candidates The Board took a thoughtful approach to identifying the next CEO, ensuring the best possible fit, not the most expedient solution David Sides brings extensive experience and a proven record leading premier global healthtech companies. We are confident David will help ensure we fully capitalize on the transformational changes that have been made

1 Includes full-year non-executive directors and excludes special one-time payments. Peer companies are as disclosed in the Company’s proxy and include ACI Worldwide, Allscripts Healthcare Solutions, Aspen Technology, Blackbaud, Castlight Health, Commvault Systems, Computer Programs & Systems, Fair Issac, HMS Holdings, Manhattan Associates, Microstrategy, Omnicell, Progress Software, PROS Holdings, and SPS Commerce. Fact: Director Compensation is Fair and Appropriate Director Pay vs Peers1 Director Compensation is in Line with Public Company Peers FY15 NextGen Healthcare average director pay was more than 20% below market Broad market increases in 2015-2020 reflected increased level of effort expected of directors FY21 NextGen Healthcare average director pay is within approximately nine percent of peer group median The majority – 57% – of total 2020 director compensation delivered through restricted stock

1 Includes NEOs Arnold, Metcalfe, and Linton 2 Total Target Compensation includes annualized base salary, target annual incentive and grant date fair value of long-term incentives Pay Program Motivates Value Creation Pay magnitude reasonable and in line with market for each position Pay mix emphasizes pay-for-performance link More than 55% of continuing NEOs’ target pay is performance-based Revenue metric promotes top-line growth; non-GAAP EPS and TSR modifier promote strong alignment with shareholder value creation Ongoing shift to more Performance Share Units Restricted Stock Units continue to promote stability Established with consultant, F.W. Cook Fact: Executive Compensation is Structured to Support Recruitment and Retention and Align with Performance Program Outcomes Reflect Company Performance No payouts on long-term incentives that matured at the end of FY21 Annual incentives paid at max based on strong performance during FY21 We discussed David’s compensation package with Sheldon, and Sheldon did not express any concern about it

Fact: Reincorporation Proposal Provides Important Benefits and Builds on Existing Strong Governance Reflects Prevailing Standard >50% All U.S. publicly traded companies >66% All Fortune 500 companies >90% NextGen Healthcare peers Delaware is Constructive for Companies and Shareholders Widely respected authority on Board / company fiduciary responsibilities and shareholder rights Experienced in adjudicating corporate disputes; among the most prolific, precedent-setting venues in the country Current Governance Features: Independent Chair Annual election of all directors Single class of shares with equal voting rights Simple majority voting for charter amendments, bylaw amendments and M&A Shareholders have the right to call a special meeting Board refreshment process linked to strategy

Fact: Elimination of Cumulative Voting Gives Shareholders an Equal Voice We believe each director should represent ALL shareholders’ interests rather than just their self-interests Cumulative Voting Structure Promotes Sheldon’s Self-Interests Allows Sheldon to exercise disproportionate voting power, control or influence over director elections Sheldon can remain on the Board indefinitely even if not supported by a majority of shareholders “One Share, One Vote” Framework Protects ALL Shareholders Proposal Includes Additional Shareholder Protections Promotes transparency and accountability in director election results Ensures that a minority shareholder is unable to cumulate shares and override the will of the majority Carve out for a plurality voting standard in contested elections Adoption of proxy access provision allows shareholders to include their nominees in the Company’s proxy materials Majority Voting Is the Prevailing Standard Among Public Companies +89% of S&P 500 adopt majority voting in uncontested elections 12 S&P 500 companies allow cumulative voting 1 of the Company’s 27 peers allow cumulative voting

Don’t Be Misled by Sheldon – Don’t Let Him Derail the Company’s Progress To Protect Your Interests, the NextGen Healthcare Board of Directors Urges Shareholders to Vote “FOR” All Proposals on the WHITE Proxy Card Reincorporating in Delaware and Related Corporate Governance Proposals Eliminating Cumulative Voting Electing Each of NextGen Healthcare’s Director Nominees We believe approval of these proposals serves the best interests of ALL shareholders and supports sustainable value creation Any shareholder with questions about the Annual Meeting or in need of assistance in voting their shares should contact: NXGNproxy@mackenziepartners.com Toll-Free: (800) 322-2885 Information about the meeting is also available at www.nextgen.com/annual-meeting